ASR INVESTMENTS CORPORATION

                           THIRD ARTICLES OF AMENDMENT
                        TO THE FIRST AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

         ASR Investments Corporation, a Maryland corporation(the"Corporation"), having its principal office in Tucson, Arizona, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The First Amended and Restated Articles of Incorporation of the Corporation, as amended by the Articles of Amendment and the Second Articles of Amendment filed with the State Department of Assessments and Taxation of Maryland on July 26, 1988 and June 19, 1992, respectively, are hereby further amended to provide for a one-for-five reverse stock split of the Corporation's Common Stock by amending the text of Section 1 of Article VI, to add the following language:

               Upon the Third Articles of Amendment to the First Amended and Restated Articles of Incorporation
               becoming effective pursuant to the Maryland General Corporation Law (the "Effective Time"), each outstanding share of Common Stock, par value $ .01 per share ("Existing Stock"), shall thereupon be reclassified and changed into one-fifth of one share of Common Stock, par value $ .01 per share ("New Stock"). Upon such Effective Time, each holder of Existing Stock shall thereupon automatically be and become the holder of one-fifth of one share of New Stock for every share of Existing Stock then held by such holder. Upon such Effective Time, each certificate formerly representing a stated number of shares of Existing Stock shall thereupon be a certificate for and shall represent one-fifth of the number of shares of New Stock as is stated in such certificate. As soon as practicable after such Effective Time, stockholders as of the date of the reclassification will be notified thereof and, upon their delivery of their certificates for Existing Stock to the Company, will be sent stock certificates representing their shares of New Stock, rounded down to the nearest whole number, together with cash representing the fair value of such holder's fractional shares of Existing Stock. No script of fractional share certificates for Existing Stock will be issued in connection with this reverse stock split. The fair value paid in lieu of fractional shares will be determined by calculating the average of the closing price on the American Stock Exchange for shares of Existing Stock, on the 15 trading days prior to the date the Third

                         Articles of Amendment if filed.

     SECOND: Upon completion of the reverse stock split, the Corporation's stated capital account will be reduced from the aggregate par value of the Corporation's issued and outstanding shares as of the Effective Time to the aggregate par value of the Corporation's issued and outstanding shares upon consummation of the reverse stock split, and the excess of such reduced aggregate par value will be transferred to the Corporation's capital surplus account.

     THIRD: The foregoing amendment has been advised by the Board of Directors and approved by the stockholders of the Corporation. The manner of approval was a follows

          (a) The Board of Directors of the Corporation, at a meeting of the Board of Directors held on February 22, 1995, adopted resolutions which set forth the proposed amendment to the First Amended and Restated Articles of Incorporation of the Corporation and declared that the proposed amendment was advisable and directed that the proposed amendment be submitted to the stockholders for consideration.

          (b) The proposed amendment was approved by the stockholders of the Corporation by a majority vote at the annual meeting of stockholders held on May 17, 1995, and filed with the minutes of proceedings of the stockholders.

     IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary all as of July 6, 1995.

WITNESS:                                             ASR INVESTMENTS CORPORATION


By: /s/ Joseph C. Chan                               By: /s/ Jon A. Grove
    -------------------                                  -----------------------
    Joseph C. Chan                                       Jon A. Grove, President
    Assistant Secretary

                           CERTIFICATION OF PRESIDENT

     The undersigned, the President of ASR Investment Corporation (the "Corporation"), who executed on behalf of the Corporation the foregoing Third Articles of Amendment to the First Amended and Restated Articles of Incorporation of which this Certificate is made a part, hereby acknowledges in the name of and on behalf of said Corporation the foregoing Third Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and fact set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

         Dated as of July 6, 1995.

                                    /s/ Jon A. Grove
                                    -----------------------
                                    Jon A. Grove, President

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STATE OF MARYLAND            [LOGO]       Department of Assessments and Taxation
PARRIS N. GLENDENING                                            CHARTER DIVISION
Governor                                                                Room 809
RONALD W. WINEHOLT                                       301 West Preston Street
Director
Baltimore, Maryland 21201
PAUL B. ANDERSON
Administrator
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DOCUMENT CODE    09         BUSINESS CODE                         COUNTY      74
#D23622421      P.A.      Religious code       Close        Stock       Nonstock

Merging                                        Surviving
  (Transferor)                                  (Transferee)

CODE  AMOUNT  FEE REMITTED
- ----  ------  ------------
10      70    Expedited Fee                    (New Name)
61            Rec. Fee (Arts. Of Inc.)
20            Organ. & Capitalization
62      20    Rec. Fee(Amendment)
63            Rec. Fee(Merger, Consol.)
64            Rec. Fee (Transfer)
66            Rec. Fee (Revival)               Change of Name
65            Rec. Fee (Dissolution)           Change of Principal Office
75            Special Fee                      Change of Resident Agent
73            Certificate of Conveyance        Change of Resident Agent Address
                                               Resignation of Resident Agent
                                               Designation of Resident Agent
21            Recordation Tax                    and Resident Agent's Address
22            State Transfer Tax               Change of Business Code
23            Local Transfer Tax
70            Change of P.O., R.A.             Adoption of Assumed Name
                    or R..A.A.
31            Corp. Good Standing
600           Returns
52            Foreign Qualification
NA            Foreign Registration             Other Changes(s)
51            Foreign Name Registration
53            Foreign Resolution
54            For. Supplemental Cert.
56            Penalty                          CODE
50            Cert. Of Qual. Or Reg.
83            Cert. Limited Partnership        ATTENTION:
84            Amendment to Limited
                Partnership
85            Termination of Limited
                Partnership
80            For. Limited Partnership
91            Amend/Cancellation, For.
                Limited Part.
87            Limited Part. Good Standing
67            Cert. Limited Liability
                Partnership
68            LLP Amendment - Domestic         MAIL TO ADDRESS:
69            Foreign Limited Liability
                Partnership
74            LLP Amendment - Foreign
99            Art. of Organization (LLC)
98            LLC Amend, Diss, Continuation
97            LLC Cancellation.
96            Registration Foreign LLC
94            Foreign LLC Supplemental
92            LLC Good Standing (short)

 13     13      2    Certified Copy    64
- ----   ----    ----                   ----
Other

TOTAL           [ ]  Credit Card               NOTE:
FEES   $103.00
                [X]  Check  [ ]  Cash
 1  Documents of   3   checks
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APPROVED BY:         NS
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